UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 3, 2008
(Date of Earliest Event Reported)

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation or organization)		Identification Number)
549 Baltic Way
Sunnyvale, CA 94089
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of June 3, 2008, Harmonic Inc., a Delaware corporation (“Harmonic” or the “Company”), entered into a new Change of Control Severance Agreement (the “Agreement”) with Robin N. Dickson, Harmonic’s Chief Financial Officer. The Agreement provides that, if Mr. Dickson’s employment with the Company is terminated as a result of an Involuntary Termination (as defined in the Agreement) other than for Cause (as defined in the Agreement) at any time within eighteen (18) months following a Change of Control (as defined in the Agreement), then Mr. Dickson will be entitled to receive, among other things:
•	A cash payment in an amount equal to one hundred percent (150%) of Mr. Dickson’s base salary for the twelve (12) months preceding the Change of Control;

•	A cash payment in an amount equal to one and one-half times either (i) 50% of the established annual target bonus, or (ii) the average of the actual bonuses paid in each of the two prior years, whichever is greater;

•	Continued Company-paid health, dental and life insurance coverage for up to one (1) year from the date of the Change of Control; and

•	Accelerated vesting of one hundred percent (100%) of the unvested portion of any outstanding stock option, restricted stock or other equity compensation award, with all such outstanding equity compensation awards being exercisable for a period of one year (or such greater period of time as specified in the applicable equity award agreement, but in no event longer than the original maximum term) after such termination.
The Agreement supersedes in its entirety the prior Change of Control Severance Agreement between Harmonic and Mr. Dickson, which the parties entered into on February 24, 2003.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Change of Control Severance Agreement by and between Harmonic Inc. and Robin N. Dickson, effective June 3, 2008.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONIC INC.

Date:	June 6, 2008

By:	/s/ Patrick Harshman
Patrick Harshman
President and CEO

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Change of Control Severance Agreement by and between Harmonic Inc. and Robin N. Dickson, effective June 3, 2008.